SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 16, 2002

CENTERSTATE BANKS OF FLORIDA, INC.

(Exact name of registrant as specified in charter)

Florida	333-95087	59-3606741

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

7722 State Road 544 East, Suite 205, Winter Haven, FL	33881

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-0833

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
April 16, 2002 Press Release

Item 5.	Other Events.

     On April 16, 2002, CenterState Banks of Florida, Inc. issued a press release announcing that it has entered into a non-binding letter of intent with regard to a proposed merger of CenterState Bank of Florida with and into a wholly owned interim subsidiary of CenterState Banks of Florida, Inc. A copy of the press release is filed with this Form.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired: None.

(b)	Pro Forma Financial Information: None

(c)	Exhibits: Press Release dated April 16, 2002

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS OF FLORIDA, INC.

By:	/s/ James H. White James H. White Chairman of the Board

Date: April 16, 2002

2